Exhibit 10.1
                                                                    ------------

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the "Amendment"), dated as of March 18, 2004, is entered into by and among EQUITY ONE, INC., a corporation organized under the laws of the State of Maryland (the "Borrower"), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as contractual representative of the "Lenders" under and as defined in the Credit Agreement referred to below (in such capacity, the "Administrative Agent"), as a Lender and as Sole Lead Arranger, COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES, KEYBANK NATIONAL ASSOCIATION, and SOUTHTRUST BANK, each as a Lender and as a Documentation Agent, and BANK ONE, NA, PNC BANK, NATIONAL ASSOCIATION, AMSOUTH BANK, DEUTSCHE BANK TRUST COMPANY AMERICAS, SUNTRUST BANK, BANK LEUMI USA, CIBC INC., COMERICA BANK, COMMERCEBANK, N.A, COMPASS BANK, and ISRAEL DISCOUNT BANK OF NEW YORK, as Lenders.

                                 R E C I T A L S

A. Pursuant to the terms of a Credit Agreement, dated as of February 7, 2003 between Borrower and Lenders (as amended, restated supplemented or otherwise modified from time to time, the "Credit Agreement"), Lenders extended credit to Borrower in the principal amount of Three Hundred Forty Million Dollars ($340,000,000) (the "Loan"). The Loan is evidenced by certain promissory notes executed by Borrower in favor of Lenders, which promissory notes aggregate to the principal amount of the Loan (collectively, as amended, restated supplemented or otherwise modified from time to time, the "Notes"), and is further evidenced by the documents described in the Credit Agreement as the "Loan Documents". All capitalized and herein undefined terms shall have the meanings as set forth in the Credit Agreement.

B. By this Amendment, Borrower, Lenders and Administrative Agent intend to modify and amend certain terms and provisions of the Loan Documents.

     NOW, THEREFORE, Borrower, Lenders and Administrative Agent agree as follows:

     1. CONDITIONS PRECEDENT. The following are conditions precedent to Lenders' obligations under this Amendment:

          1.1 Receipt by Administrative Agent of fully executed originals of this Amendment, the Amended and Restated Swing Line Note (in the form attached as Exhibit A hereto), and any and all other documents which are required by this Amendment or by any other Loan Document, each in form and content acceptable to Administrative Agent;

          1.2 Reimbursement to Administrative Agent by Borrower of Administrative Agent's costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including, without limitation, reasonable attorneys' fees and documentation costs and charges, whether such services are furnished by Administrative Agent's employees or agents or by independent contractors;

          1.3 The representations and warranties contained in this Amendment are true and correct; and

          1.4 All payments due and owing to Lenders under the Loan Documents have been paid current as of the effective date of this Amendment.

     Notwithstanding the foregoing, the provisions set forth in Section 3.4 below shall have prospective effect only from and after the date on which Borrower has complied with Section 4 below.

     2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Administrative Agent and each Lender that no Event of Default or Default exists under any of the Loan Documents (as modified by this Amendment) and that all representations and warranties herein and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Amendment. Without limiting the foregoing Borrower further represents and warrants to Administrative Agent and each Lender that, except as listed on
Schedule 1 hereto,  (a) Borrower is in full compliance with the  requirements of
Section 8.14 of the Credit Agreement, (b) each entity required pursuant to the terms of such Section 8.14 to execute and deliver a Guaranty or an Accession Agreement has done so, and (c) the Guarantor's Consent appended hereto correctly and accurately lists as signatories all entities which are required, pursuant to the terms of such Section 8.14, to execute a Guaranty or an Accession Agreement in connection with the Loan.

     3.   MODIFICATION  OF  LOAN  DOCUMENTS.   The  Loan  Documents  are  hereby
supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

          3.1 Addition of Ground Lease Properties. In order to add two new approved ground leases to the Credit Agreement, the definition of "Approved Ground Leases" set forth therein is replaced in its entirety with the following:

               "Approved Ground Leases" means the following six Leasehold estates: McAlpin Square, Shelby Plaza and Plaza Acadienne, the Kmart at Lantana, El Novillo and Park Northern.

          3.2 Increase of Swing line. In order to increase the swingline subfacility permitted under the Loan from $25,000,000 to $35,000,000, in each of the first "Whereas" clause of the preamble and in Section 2.3(a) of the Credit Agreement the reference therein to "$25,000,000" is hereby amended to read "$35,000,000". In furtherance of the foregoing, concurrently with the execution and delivery of this Amendment, Borrower shall execute and deliver to Administrative Agent, for the benefit of the Swingline Lender, an Amended and Restated Swing Line Note (in the form attached hereto as Exhibit A) reflecting such increase in the swingline subfacility.

          3.3  Modifications  to  Competitive  Bid  Subfacility.  The  following
     modifications   are  hereby  made  with  respect  to  the  Competitive  Bid
     Subfacilty:

               (a) Increase in Amount. In order to increase the competitive bid subfacility permitted under the Loan from $150,000,000 to $170,000,000, in each of the first "Whereas" clause of the preamble, Section 2.4(a), Section 2.8(b)(iii) and Section
                    2.13 of the Credit Agreement the reference therein to "$150,000,000" are hereby amended to read "$170,000,000".

               (b) Decrease in Minimum Amount of Bid Rate Borrowings. In order to decrease the permitted minimum amounts of Bid Rate Borrowings from a required minimum amount of $5,000,000 and integral multiples of $1,000,000 to a required minimum amount of $2,000,000 and integral multiples of $500,000, in each of Section 2.4(b)(ii), Section 2.4(c)(ii)(F) and
                    Section 2.4(e)(i)(D) the reference therein to "$5,000,000 and integral multiples of $1,000,000" is hereby amended to read "$2,000,000 and integral multiples of $500,000". In furtherance of the foregoing, replacement forms of Bid Rate Quote Request and Bid Rate Quote are attached hereto (as Exhibits B and C, respectively) in order to modify the amount limitations currently reflected in footnote number 1 of each such document.

          3.4 Modification of Guarantor Requirements. Effective as of the Guarantor Modification Effective Date (as defined in Section 4 below),
     Section 8.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (a) Generally. Borrower shall cause any Subsidiary and Unconsolidated Affiliate that is not already a Guarantor and to which any of the following conditions apply (each a "New Guarantor") to execute and deliver to Administrative Agent an Accession Agreement, together with the other items required to be delivered under the subsection (c) below:

                    (i)  such  Person   (other  than  the   Borrower)   owns  an
               Unencumbered Pool Property;

                    (ii) such Person is a Wholly Owned  Subsidiary  of Borrower;
               or

                    (iii) such Person is a Subsidiary of Borrower or Unconsolidated Affiliate which Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of Borrower, any Unconsolidated Affiliate or any Subsidiary of the Borrower.

               Any such Accession Agreement and the other items required under subsection (c) below must be delivered to the Administrative Agent no later than ten (10) Business Days following the date on which any of the above conditions first applies to a New Guarantor. Notwithstanding the foregoing, a Wholly Owned Subsidiary shall not be required to become a Guarantor if such Wholly Owned Subsidiary (1) cannot become a party to the Guaranty without violating (A) express provisions of indebtedness incurred by such Wholly Owned Subsidiary, or (B) in the case of a Wholly Owned Subsidiary obligated under any secured mortgage indebtedness, express provisions of such Wholly Owned Subsidiary's organizational documents, or (2) is not obligated under any Indebtedness. With respect to clause (1) above, Borrower shall deliver to Administrative Agent promptly upon request copies of such indebtedness or organizational documentation or such other items as Administrative Agent may reasonably request to confirm the possibility of such violation. For the avoidance of doubt, no Property owned by a New Guarantor shall be deemed an Eligible Property nor included among the Unencumbered Pool Properties unless and until such New Guarantor shall have executed and delivered to the Administrative Agent an Accession Agreement in accordance with the terms hereof.

          3.5 Additional Guarantor Reporting. A new Section 8.14(e) to the Credit Agreement is hereby added to the Credit Agreement as follows:

               (e) Required Reporting. Concurrently with each delivery by Borrower of a Compliance Certificate as and when required by Section 9.3, Borrower shall include therewith a complete listing of all Subsidiaries which are Non-Guarantor Entities, along with a notation for each such Subsidiary as to the applicable exception (set forth in the final paragraph of subsection (a) above) which permits such Subsidiary to remain a Non-Guarantor Entity. For the avoidance of doubt, no Property owned by an entity of the type herein described shall be deemed an Eligible Property nor included among the Unencumbered Pool Properties unless and until such entity shall have executed and delivered to the Administrative Agent an Accession Agreement in accordance with the terms of the Credit Agreement.

     4. ADDITIONAL GUARANTORS. On or before the earlier of (a) five (5) days following the date on which Borrower closes its currently pending "Medium Term
Note Issuance", or (b) June 30, 2004 (the earlier such date, the "Guarantor Modification Effective Date"), Borrower shall cause each entity which, under the terms of Section 8.14 of the Credit Agreement (not taking into account the amendment to such section contemplated in Section 3.4 above) are required to execute and deliver an Accession Agreement or Guaranty (and which have not yet done so), to execute and deliver same to Administrative Agent. Borrower represents and warrants for the benefit of Administrative Agent and Lenders that
Schedule 1 attached hereto lists, as of the date hereof, all Borrower Subsidiaries which are not currently Guarantors, but which, pursuant to the provisions of Section 8.14 of the Credit Agreement (not taking into account the amendment to such section contemplated in Section 3.4 above), were previously supposed to execute either a Guaranty or an Accession Agreement.

     5. FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Borrower and Guarantor, and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Borrower hereby certifies that: (a) the above documents are all of the relevant formation and organizational documents of Borrower and Guarantor; (b) they remain in full force and effect; and (c) they have not been amended or modified since they were previously delivered to Administrative Agent.

     6. NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Amendment shall alter or affect any provision, condition, or covenant contained in the Notes or other Loan Documents or affect or impair any rights, powers, or remedies of Lenders, it being the intent of the parties hereto that the provisions of the Notes and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

     7. MISCELLANEOUS. This Amendment and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. Time is of the essence of each term of the Loan Documents, including this Amendment. If any provision of this Amendment or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Amendment and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

     8. INTEGRATION; INTERPRETATION. The Loan Documents, including this Amendment, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent and Lenders in writing.

     9. EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, Borrower, Lenders and Administrative Agent have caused this Amendment to be duly executed as of the date first above written.


BORROWER:                  EQUITY ONE, INC.

                           By:    /s/ Chaim Katzman
                                  -------------------------------
                           Name:  Chaim Katzman
                           Title: Chief Executive Officer


ADMINISTRATIVE AGENT       WELLS FARGO BANK, NATIONAL ASSOCIATION
AND LENDER:
                           By:    /s/ Edwin S. Poole, III
                                  -------------------------------
                           Name:  Edwin S. Poole, III
                           Title: Vice President

DOCUMENTATION AGENT        COMMERZBANK AG NEW YORK AND GRAND
AND LENDER:                CAYMAN BRANCHES

                           By:    /s/ Ralph C. Marra, Jr.
                                  -------------------------------
                           Name:  Ralph C. Marra, Jr.
                           Title: Vice President

                           By:    /s/ Christian Berry
                                  -------------------------------
                           Name:  Christian Berry
                           Title: Vice President


DOCUMENTATION AGENT        KEYBANK NATIONAL ASSOCIATION
AND LENDER:
                           By:    /s/ Michael P. Szuba
                                  -------------------------------
                           Name:  Michael P. Szuba
                           Title: AVP


DOCUMENTATION AGENT        SOUTHTRUST BANK
AND LENDER:
                           By:    /s/ J.R. Miller
                                  -------------------------------
                           Name:  J. R. Miller
                           Title: G.V.P.


LENDER:                    BANK ONE, NA

                           By:    /s/ Mark Kramer
                                  -------------------------------
                           Name:  Mark Kramer
                           Title: Director

LENDER:                    PNC BANK, NATIONAL ASSOCIATION

                           By:    /s/ Michael E. Smith
                                  -------------------------------
                           Name:  Michael E. Smith
                           Title: Vice President

LENDER:                    AMSOUTH BANK

                           By:    /s/ Lee Surtees
                                  -------------------------------
                           Name:  Lee Surtees
                           Title: Officer

LENDER:                    DEUTSCHE BANK TRUST COMPANY AMERICAS

                           By:    /s/ Steven P. Lapham
                                  -------------------------------
                           Name:  Steven P. Lapham
                           Title: Managing Director


LENDER:                    SUNTRUST BANK

                           By:    /s/ Nancy B. Richards
                                  -------------------------------
                           Name:  Nancy B. Richards
                           Title: Vice President


LENDER:                    BANK LEUMI USA

                           By:    /s/ Shirly Yechilerich
                                  -------------------------------
                           Name:  Shirly Yechilerich
                           Title: AVP

                           By:    /s/ Michaela Klein, 212
                                  -------------------------------
                           Name:  Michaela Klein, 212
                           Title: Senior Vice President


LENDER:                    CIBC INC.

                           By:    /s/ Joel Gershkon
                                  -------------------------------
                           Name:  Joel Gershkon
                           Title: Authorized Signatory


LENDER:                    COMERICA BANK

                           By:    /s/ Leslie A. Vogel
                                  -------------------------------
                           Name:  Leslie A. Vogel
                           Title: Vice President

LENDER:                    COMMERCEBANK, N.A.

                           By:    /s/ Alan L. Hills
                                  -------------------------------
                           Name:  Alan L. Hills
                           Title: Vice President


LENDER:                    COMPASS BANK

                           By:    /s/ Johanna Duke Paley
                                  -------------------------------
                           Name:  Johanna Duke Paley
                           Title: Senior Vice President


LENDER:                    ISRAEL DISCOUNT BANK OF NEW YORK

                           By:    /s/ David Kenin
                                  -------------------------------
                                  David Kenin
                                  SVP and Regional Manager

                           Its:   Senior VP & Regional Mgr.

                                  /s/ Herbert K. Fried
                                  -------------------------------
                                  Herbert K. Fried
                                  Secretary, V.P.

                                   Schedule 1

   List of Entities Required (as of the date hereof) to Execute a Guaranty or an Accession Agreement Which Have Not Yet Done So



Name of Entity                                   State of Organization
--------------                                   ---------------------

Equity One Butler Creek LLC                      Georgia
Equity One Realty & Management SE, Inc.          Georgia
Equity One (Belfair II) Inc.                     South Carolina
Equity One (Hamilton Ridge) Inc.                 Georgia
Equity One (Hunter's Creek) Inc.                 Florida
Equity One (Louisiana Portfolio) LLC             Florida
Equity One (Louisiana Holding) LLC               Florida
Equity One (Monument) Inc.                       Florida
Equity One (North Village) LLC                   South Carolina
Equity One (North Village II) Inc.               South Carolina
Equity One (Pavilion) Inc.                       Florida
Equity One (Presidential Movies) Inc.            Georgia
Equity One (Sheridan) Inc.                       Florida
Equity One (Sheridan Plaza) LLC                  Florida
Louisiana Holding Corp.                          Florida
North Kingwood Centre I LP                       Texas
South Kingwood Centre I LP                       Texas
VW Mall, Inc.                                    Georgia

                           Guarantor' Consent - Page 1
                               GUARANTOR'S CONSENT

     The undersigned (each a "Guarantor") consent to the foregoing AMENDMENT NO. 1 TO CREDIT AGREEMENT and the transactions contemplated thereby and each Guarantor reaffirms its obligations under, as applicable, (a) the Guaranty dated as of February 7, 2003 and (b) the Accession Agreement dated as of February 12, 2003 (collectively, as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Each Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations.

     Dated as of: March 18, 2004


                                    GUARANTORS


                                    Bandera Festival GP, LLC
                                    Beechnut Centre Corp.
                                    Benbrook Centre Corp.
                                    Bend Shopping Centre Corp.
                                    Cashmere Developments, Inc.
                                    Centerfund (US), LLC
                                    Centrefund Acquisition (Texas) Corp.
                                    Centrefund Acquisition Corp.
                                    Centrefund Development (Gainesville), LLC
                                    Centrefund Realty (U.S.) Corporation
                                    Colony GP, LLC
                                    Copperfield Crossing, Inc.
                                    Eastbelt Centre Corp.
                                    East Townsend Square, Inc.
                                    Equity (Landing) Inc.
                                    Equity One (147) Inc.
                                    Equity One (Alpha) Corp.
                                    Equity One (Atlantic Village) Inc.
                                    Equity One (Beauclerc) Inc.
                                    Equity One (Beta) Inc.
                                    Equity One (Commonwealth) Inc.
                                    Equity One Construction Inc.



                                    By:  /s/ Chaim Katzman
                                         ----------------------------------
                                         Chaim Katzman
                                         President



                          Guarantor' Consent - Page 1

                                    Equity One (Coral Way) Inc.
                                    Equity One (Delta) Inc.
                                    Equity One (El Novillo) Inc.
                                    Equity One (Eustis Square) Inc.
                                    Equity One (Forest Edge) Inc.
                                    Equity One (Forest Village Phase II) Inc.
                                    Equity One (Gamma) Inc.
                                    Equity One (Lantana) Inc.
                                    Equity One (Losco) Inc.
                                    Equity One (Mandarin) Inc.
                                    Equity One (Monument) Inc.
                                    Equity One (North Port) Inc.
                                    Equity One (Oak Hill) Inc.
                                    Equity One (Olive) Inc.
                                    Equity One (Point Royale) Inc.
                                    Equity One (Sky Lake) Inc.
                                    Equity One (Summerlin) Inc.
                                    Equity One (Walden Woods) Inc.
                                    Equity One (West Lake) Inc.
                                    Equity One Acquisition Corp.
                                    Equity One (Clematis) LLC
                                    Equity One Properties, Inc.
                                    Equity One Realty & Management Texas, Inc.
                                    Equity One Realty & Management FL, Inc.
                                    Equity Texas Properties, LLC
                                    FC Market GP, LLC
                                    Florida Del Rey Holdings II, Inc.
                                    Forrestwood Equity Partners GP, LLC
                                    Garland & Barns, LLC
                                    Garland & Jupiter, LLC
                                    Gazit (Meridian) Inc.
                                    Grogan Centre Corp.
                                    Harbor Barker Cypress GP, LLC
                                    Hedwig GP, LLC
                                    Homestead Market Center, Inc.
                                    IRT Alabama, Inc.
                                    IRT Capital Corporation II
                                    IRT Management Company
                                    KirkBiss GP, LLC


                                    By:  /s/ Chaim Katzman
                                         ----------------------------------
                                         Chaim Katzman
                                         President


                          Guarantor' Consent - Page 2

                                    Leesburg DrugStore, LLC
                                    Mariner Outparcel, Inc.
                                    Mason Park GP, LLC
                                    McMinn Holdings, Inc.
                                    North American Acquisition Corp.
                                    North Kingwood Centre Corp.
                                    Oakbrook Square Shopping Center Corp.
                                    Parcel F, LLC
                                    Plymouth South Acquisition Corp.
                                    Prosperity Shopping Center Corp.
                                    PSL Developments, Inc.
                                    Ryanwood Shopping Center, L.L.C.
                                    SA Blanco Village Partners GP, LLC
                                    Salerno Village Shopping Center, LLC
                                    Shoppes at Jonathan's Landing, Inc.
                                    Shoppes at Westbury Shopping Center, Inc.
                                    South Kingwood Centre Corp.
                                    Spring Shadows GP, LLC
                                    St. Charles Outparcel, Inc.
                                    Steeplechase Centre Corp.
                                    Southwest 19 Northern, Inc.
                                    Texas Equity Holdings, LLC
                                    The Harbour Center, Inc.
                                    The Meadows Shopping Center, LLC
                                    The Shoppes of Eastwood, LLC
                                    UIRT GP, L.L.C.
                                    UIRT I - Centennial, Inc.
                                    UIRT LP, L.L.C.
                                    UIRT-Northwest Crossing, Inc.
                                    Wickham DrugStore, LLC
                                    Wimbledon Center Corp.
                                    Wurzbach Centre, LLC


                                    By:  /s/ Chaim Katzman
                                         ----------------------------------
                                         Chaim Katzman
                                         President

                                    Bandera Festival Partners, LP

                                    By: Bandera Festival GP, LLC

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                          Guarantor' Consent - Page 3

                                    BC Centre Partners, LP

                                     By: Harbour Barker Cypress GP, LLC

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    Beechnut Centre I L.P.

                                     By: Beechnut Centre Corp.

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    Bend Shopping Centre I L.P.

                                     By: Bend Shopping Centre Corp.

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    Eastbelt Centre I L.P.

                                     By: Eastbelt Centre Corp.

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    FC Market Partners, LP

                                     By: FC Market GP, LLC

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                          Guarantor' Consent - Page 4

                                    Grogan Centre I L.P.

                                     By: Grogan Centre Corp.

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    Hedwig Partners, LP

                                     By: Hedwig GP, LLC

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    IRT Partners LP

                                     By: Equity One, Inc.

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    Kirkwood - Bissonnet Partners, LP

                                     By: KirkBiss GP, LLC

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    Mason Park Partners, LP

                                     By: Mason Park GP, LLC

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President



                         Guarantor' Consent - Page 5

                                    Park Northern/Centennial Partners, L.P.

                                     By: UIRT I - Centennial, Inc.


                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    SA Blanco Village Partners, LP

                                     By: SA Blanco Village Partners GP, LLC

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    Steeplechase Centre I L.P.

                                     By: Steeplechase Centre Corp.

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    Texas CP Land, LP

                                     By: Colony GP, LLC

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                                    Texas Spring Shadows Partners, LP

                                     By: Spring Shadows GP, LLC

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


                         Guarantor' Consent - Page 6

                                    UIRT, Ltd.

                                     By: UIRT GP, LLC

                                        By: /s/ Chaim Katzman
                                            -------------------------------
                                            Chaim Katzman
                                            President


























                         Guarantor' Consent - Page 7

                                                                      EXHIBIT A
                                                                      ---------

                      AMENDED AND RESTATED SWING LINE NOTE

$35,000,000                                                      March __, 2004

     FOR VALUE RECEIVED, the undersigned, EQUITY ONE, INC., a corporation organized under the laws of the State of Maryland (the "Borrower"), hereby unconditionally promises to pay to the order of WELLS FARGO BANK, NATIONAL
ASSOCIATION (the "Swingline Lender"), in care of Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent"), to Wells Fargo Bank, National Association, 2120 E. Park Place, Suite 100, El Segundo,
California 90245 or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000), or such lesser amount as shall equal the aggregate unpaid principal amount of Swingline Loans made by the Swingline Lender to the Borrower pursuant to, and in accordance with the terms of, the Credit Agreement.

     The principal amount of this Note, if not sooner paid as required pursuant to the Credit Agreement, will be due and payable, together with all accrued and unpaid interest and other amounts due and unpaid under the Credit Agreement, on the applicable maturity date, but in no event later than the Swingline Termination Date. Borrower may make voluntary prepayments of all or a portion of this Note, upon prior written notice, in accordance with the provisions of
Section 2.3 of the Credit Agreement.

     The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement. Interest will be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of three hundred sixty (360) days. The Credit Agreement provides for the payment by Borrower of various other charges and fees, in addition to the interest charges described in the Credit Agreement, as set forth more fully in the Credit Agreement.

     In no contingency or event whatsoever shall interest charged in respect of the Loans evidenced hereby, however such interest may be characterized or computed, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If such a court determines that Swingline Lender has received interest hereunder in excess of the highest rate applicable hereto, Swingline Lender shall, at Swingline Lender's election, either (a) promptly refund such excess interest to Borrower or (b) credit such excess to the principal balance of the outstanding Loans held by Swingline Lender. This provision shall control over every other provision of all agreements between Borrower and Swingline Lender.

     This Swingline Note is the "Swingline Note" referred to in that certain Credit Agreement dated as of February 7, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6 thereof and the Administrative Agent, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit

                            Swing Line Note - Page 1

Agreement. The Credit Agreement, among other things, (a) provides for the making of Swingline Loans by the Swingline Lender, for the benefit of each Lender, to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) permits the prepayment of the Swingline Loans by the Borrower subject to certain terms and conditions, and (c) provides for the acceleration of the Swingline Loans upon the occurrence of certain specified events.

     The date, amount of each Swingline Loan, and each payment made on account of the principal thereof, shall be recorded by the Swingline Lender on its books and, prior to any transfer of this Swingline Note, endorsed (with respect to any unpaid Swingline Loans) by the Swingline Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Swingline Lender to made any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Swingline Loans.

     The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     Time is of the essence for this Note.

     THIS NOTE HAS BEEN DELIVERED AND ACCEPTED AT ATLANTA, GEORGIA. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     This Note shall supersede and replace in its entirety that certain Swingline Note dated February 7, 2003 in the original maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00), executed by Borrower in favor of Swingline Lender. All outstanding obligations of Borrower under said note shall be deemed outstanding for all purposes under this Note.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date written above.

                                     EQUITY ONE, INC.

                           By:    ____________________________
                           Name:  ____________________________
                           Title: ____________________________








                            Swing Line Note - Page 2

                                                                      EXHIBIT B
                                                                      ---------

                         FORM OF BID RATE QUOTE REQUEST


______________, 200_

     Wells Fargo Bank, National Association, as
     Administrative Agent
     [Address]

     Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of February 7, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Equity One, Inc. (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof and Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     1. The Borrower hereby requests Bid Rate Quotes for the following proposed Bid Rate Borrowings:

Borrowing Date           Amount(1)        Type(2)          Interest Period(3)


______________, 200__    $____________    ____________      ______ days


______________, 200__    $____________    ____________      ______ days


______________, 200__    $____________    ____________      ______ days



     2. After giving effect to the Bid Rate Borrowing requested herein, the total amount of Bid Rate Loans outstanding shall be $______________.










_____________________________

1    Minimum amount of $2,000,000 or larger multiple of $500,000.

2 Insert either Absolute Rate (for Absolute Rate Loan) or LIBOR Margin (for LIBOR Margin Loan).

3    Must be 30, 60, 90 or 180 days.



                    Form of Bid Rate Quote Request - Page 1

     The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof and as of the date of the making of the requested Bid Rate Loans (after taking into effect such requested Bid Rate Loans), (a) no Default (including, without limitation, the existence of the condition described in Section 2.8(b)(iii) of the Credit Agreement) or Event of Default exists or shall exist, and (b) the representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are and shall be true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents. In addition, the Borrower certifies to Administrative Agent and the Lenders that all applicable conditions to the making of the requested Bid Rate Loans contained in Section 6.2 of the Credit Agreement will have been satisfied at the time such Bid Rate Loans are made.

                                     BORROWER   EQUITY ONE, INC.


                                     By:    ____________________________
                                     Name:  ____________________________
                                     Title: ____________________________


















                 Form of Bid Rate Quote Request - Page 2

                                                                      EXHIBIT C
                                                                      ---------


                             FORM OF BID RATE QUOTE

______________, 200_

     Wells Fargo Bank, National Association, as
     Administrative Agent
     [Address]

     Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of February 7, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Equity One, Inc. (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof and Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     In response to the Borrower's Bid Rate Quote Request dated _____________, 200_, the undersigned hereby makes the following Bid Rate Quote(s) on the following terms:

     1.   Quoting Lender: .

     2.   Person to contact at quoting Lender: .

     3. The undersigned offers to make Bid Rate Loan(s) in the following principal amount(s), for the following Interest Period(s) and at the following Bid Rate(s):


Borrowing Date           Amount(1)        Type(2)         Interest Period(3)     Bid Rate

______________, 200__    $____________    ____________      ______ days         _________ %


______________, 200__    $____________    ____________      ______ days         _________ %


______________, 200__    $____________    ____________      ______ days         _________ %




___________________________________
1    Minimum amount of $2,000,000 or larger multiple of $500,000.

2 Insert either Absolute Rate (for Absolute Rate Loan) or LIBOR Margin (for LIBOR Margin Loan).

3    Must be 30, 60, 90 or 180 days.








                         Form of Bid Rate Quote - Page 1

     The undersigned understands and agrees that the offer(s) set forth above, subject to satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] the undersigned to make the Bid Rate Loan(s) for which any offer(s) [is/are] accepted, in whole or in part.



                                     By:    ____________________________
                                     Name:  ____________________________
                                     Title: ____________________________




















                 Form of Bid Rate Quote Request - Page 2